Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events

Asset Sale

On January 7, 2017, the Company entered into the Asset Sale Agreement with Ipsen. Pursuant to the Asset Sale Agreement, Ipsen will acquire the Company’s right, title and interest in the non-cash assets, equipment, inventory, contracts and intellectual property primarily related to or used in the Commercial Business. Ipsen will not acquire the Company’s rights to $33.0 million in net milestone payments that may become payable pursuant to the Baxalta Agreement, among other excluded assets. Pursuant to the Asset Sale Agreement, Ipsen will pay the Company $575.0 million in cash (subject to a working capital adjustment as provided in the Asset Sale Agreement) and will assume certain related liabilities. Following the closing of the asset sale, the Company may be entitled to up to $450.0 million of additional payments based on achievement by or on behalf of Ipsen of certain milestone events related to FDA approval of ONIVYDE for certain indications.

The consummation of the transaction is subject to customary closing conditions, including, among others: (i) the receipt of the approval of the Company’s stockholders; (ii) the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which waiting periods expired on February 22, 2017; (iii) the absence of a breach of the Company’s representations and warranties that would cause a material adverse effect on the Commercial Business; (iv) the absence of a business material adverse effect; and (v) the performance of certain covenants in all material respects.

The Asset Sale Agreement contains certain termination rights for the Company and Ipsen. Upon termination of the Asset Sale Agreement under specified circumstances, the Company would be required to pay Ipsen a termination fee of $25.0 million, including if the Asset Sale Agreement is terminated in connection with the Company accepting a superior proposal or because the Company’s Board of Directors has changed its recommendation of the sale to its stockholders. The termination fee will also be payable if the Asset Sale Agreement is terminated because the Company’s stockholders did not vote to adopt the Asset Sale Agreement and, prior to such termination, a proposal to acquire at least 50% of the consolidated assets of the Company with respect to the Commercial Business or at least 50% of the Company’s voting securities has been publicly disclosed and the Company enters into a definitive agreement with respect to such proposal within 12 months after such termination, which is subsequently consummated. In addition, the Company would be required to reimburse Ipsen for up to $3.0 million of its out-of-pocket expenses incurred in connection with the transaction and the Asset Sale Agreement if the Asset Sale Agreement is terminated because the Company’s stockholders do not vote to approve it.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Ipsen may terminate the Asset Sale Agreement if the asset sale is not consummated by June 30, 2017.

Ipsen has also agreed to sublease 68,409 square feet of the Company’s manufacturing facility at the closing of the asset sale. In addition, at the closing of the asset sale, the Company and Ipsen will enter into an intellectual property license agreement pursuant to which Ipsen will grant the Company an exclusive license with respect to the portion of the transferred patents relating to certain liposomal technology and a non-exclusive license to the remainder of the transferred patents, in both cases for use outside of the field in which the Commercial Business will operate. In turn, the Company will grant Ipsen a non-exclusive license with respect to the remaining patents owned by the Company at the closing for use in the field in which the Commercial Business will operate.

January 2017 Corporate Restructuring

On January 9, 2017, the Company announced that it will further reduce headcount in connection with the asset sale and the completion of its strategic pipeline review. Upon the closing of the asset sale, the Company will focus its development efforts on its MM-121, MM-141 and MM-310 programs. After the headcount reduction, the Company expects to have approximately 80 employees.

The Company’s Board of Directors committed to this course of action on January 6, 2017, subject to the closing of the asset sale, which is contingent upon the closing conditions described above. The reduction in personnel is expected to be complete upon the later of the closing of the asset sale and March 10, 2017. The Company estimates that, if the asset sale closes, it will incur approximately $7.5 million to $8.5 million of restructuring expenses related to one-time employee termination benefits. These one-time employee termination benefits are comprised of severance, benefits and related costs, all of which are expected to result in cash expenditures. The specific timing of the incurrence and payment of these restructuring expenses is dependent upon the timing of the closing of the asset sale.

Hiring of Chief Executive Officer

On January 16, 2017, the Company announced the hiring of Richard Peters, M.D., Ph.D., as the Company’s new CEO, effective as of February 6, 2017. Dr. Peters was also elected as a member of the Company’s Board of Directors.

The Company and Dr. Peters entered into an employment agreement commencing on February 6, 2017 whereby Dr. Peters will receive an annual base salary of $700,000 and is eligible for an annual bonus of up to 65% of his base salary. Dr. Peters also received a one-time signing bonus of $900,000. Subject to the further approval of the Company’s Board of Directors, the Company will also grant Dr. Peters an option to purchase a number of shares of the Company’s common stock equal to the lesser of (i) such number of shares that has a target grant date fair value of $3.5 million and (ii) 2.0 million shares, with an exercise price per share equal to the fair market value of the Company’s common stock on the date of grant. The option will vest over four years at the rate of 25% on February 6, 2018 and the remainder in equal quarterly installments over the following three years.

Extension of Credit Facility Availability

On February 23, 2017, the Company entered into an amendment to the Credit Agreement with Pharmakon whereby the availability of the credit facility was extended through April 27, 2017. The Company had not borrowed any amounts under the Credit Agreement as of March 1, 2017.

Events Subsequent to Filing of the 2017 Third Quarter Form 10-Q (Unaudited)

Convertible Notes Tender Offer

On October 13, 2017, the Company commenced a cash tender offer (the “Tender Offer”) to purchase any and all of its remaining $25.0 million aggregate principal amount of outstanding Convertible Notes.  Upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated October 13, 2017, and the related Letter of Transmittal, the Company offered to pay, in cash, an amount equal to $900 per $1,000 principal amount of Convertible Notes purchased, plus accrued and unpaid interest to, but not including, the date of purchase. On November 10, 2017, the Tender Offer expired, at which time the Company accepted for purchase the $24,975,000 aggregate principal amount of the Convertible Notes, representing approximately 99.78% of the outstanding Convertible Notes, that were validly tendered and not validly withdrawn pursuant to the Tender Offer. Following settlement of the Tender Offer, which occurred on November 14, 2017, $56,000 aggregate principal amount of the Convertible Notes remains outstanding.